Loss per share (Tables)	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Summary of Loss for Year	The table presents the loss for the year ended December 31, 2024, 2023, and 2022, respectively (in USD thousands, except shares and loss per share):

	Year ended December 31,
	2024	2023	2022
Net loss attributed to shareholders	$(62,493)	$(78,981)	$(87,449)
Weighted average number of shares in issue	66,062,205	64,750,886	64,099,213
Basic and diluted loss per share	$(0.95)	$(1.22)	$(1.36)